Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

Dated as of June 27, 2012

between

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent for the Credit Facility Secured Parties, and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent for the Indenture Secured Parties

INTERCREDITOR AGREEMENT, dated as of June 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Credit Facility Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Facility Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Indenture Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Indenture Agent”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Facility Agent (for itself and on behalf of the Credit Facility Secured Parties) and the Indenture Agent (for itself and on behalf of the Indenture Secured Parties) agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                          Certain Defined Terms.  Capitalized terms used but not otherwise defined herein have the meanings set forth in the New York UCC.  As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Authorized Representative” means (i) in the case of any Credit Agreement Obligations or the Credit Facility Secured Parties, the Credit Facility Agent, (ii) in the case of the Indenture Obligations, the Indenture Agent.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Document to secure one or more Series of First Lien Obligations.

“Company” means TMX Finance LLC, a Delaware limited liability company.

“Credit Agreement” means the Credit Agreement, dated as of June 27, 2012 (as amended, restated, supplemented or otherwise modified, Refinanced or replaced from time to time), among the Company and TitleMax Finance Corporation, as borrowers, the lenders from time to time party thereto, the Credit Facility Agent and Wells Fargo Bank, National Association, as collateral agent (the “Credit Facility Collateral Agent”).

“Credit Agreement Obligations” means all amounts owing to any Credit Facility Secured Party pursuant to the terms of any Credit Facility Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the respective Credit Facility Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Credit Facility Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Facility Documents” means the Credit Agreement and each other Loan Document as defined in the Credit Agreement.

“Credit Facility Secured Parties” means, collectively, (i) the lenders under the Credit Agreement, (ii) the Credit Facility Agent, (iii) the Credit Facility Collateral Agent, (iv) each other Person to whom any of the Credit Agreement Obligations is owed and (v) the successors and assigns of each of the foregoing.

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral.  The term “Discharged” shall have a corresponding meaning.

“Enforcement Action” means any action under applicable law: (a) to foreclose, execute or levy on, collect on, take possession of or control of, or sell or otherwise realize upon (judicially or non-judicially) or to lease, license or otherwise dispose of (whether publicly or privately), any Collateral or otherwise to exercise or enforce remedial rights with respect to Collateral under the First Lien Loan Documents, or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, by way of setoff, noticing of any public or private sale or other disposition pursuant to the Uniform Commercial Code of any jurisdiction or other applicable law, notification of account debtors, notification of depositary banks under deposit account control agreements or exercise of rights under landlord consents, if applicable); (b) to receive a transfer of Collateral in satisfaction of any indebtedness or other obligation secured thereby, or (c) to otherwise enforce any security interest or exercise any other right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity or pursuant to the First Lien Loan Documents, or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, the commencement of any applicable legal proceedings or other actions against or with respect to all or any portion of the Collateral to facilitate the actions described in the immediately preceding clauses (1) and (2), and exercising voting rights in respect of any equity interests comprising Collateral).

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any First Lien Document.

“First Lien Documents” means the Credit Facility Documents and the Indenture Documents.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) the Indenture Obligations.

“First Lien Secured Parties” means (a) the Credit Facility Secured Parties and (ii) the Indenture Secured Parties.

“Grantors” means the Company and each Subsidiary of the Company that has granted a security interest pursuant to any First Lien Document to secure any Series of First Lien Obligations.  The Grantors existing on the date hereof are set forth in Annex I hereto.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Indenture Documents” means the Indenture and each other Indenture Document as defined in the Indenture.

“Indenture” means the Indenture, dated as of June 21, 2010, among the Company and TitleMax Finance Corporation, as issuers, the guarantors identified therein and the Indenture Agent, as trustee (as amended, restated, supplemented or otherwise modified, Refinanced or replaced from time to time).

“Indenture Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Indenture Obligations” means all amounts owing to any Indenture Secured Party pursuant to the terms of any Indenture Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the respective Indenture Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Indenture Secured Parties” means the holders of any Indenture Obligations and the Indenture Agent.

“Insolvency or Liquidation Proceeding” means:

(1)                                 any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)                                 any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)                                 any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Lien” means any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement or any lease in the nature thereof.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Possessory Collateral” means any Shared Collateral in the possession of the Indenture Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of the Indenture Agent under the terms of any of the First Lien Document.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated.  “Refinanced” and “Refinancing” have correlative meanings.

“Series” means with respect to any First Lien Obligations, each of (a) the Credit Agreement Obligations and (b) the Indenture Obligations.

“Shared Collateral” means, at any time, Collateral in which the holders of Indenture Obligations and Credit Agreement Obligations hold a valid and perfected security interest at such time.

Section 1.02.                          Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

Section 1.03.                          Impairments.  It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series).  In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the First Lien Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

Section 2.01.                          Priority of Claims. (a) Anything contained herein or in any of the First Lien Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and any First Lien Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Company or any other Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any First Lien Secured Party or received by any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to the Indenture Agent or the Credit Facility Agent (in their capacity as such) on a ratable basis pursuant to the terms of any First Lien Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Obligations of each Series on a ratable basis in accordance with the terms of the applicable First Lien Documents and (iii) THIRD, after payment of all First Lien Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(a)                                 Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the First Lien Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

Section 2.02.                          Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.  i) Each of the Authorized Representatives agrees that it will not accept any Lien on Lien on any asset or property of any Grantor (other than funds deposited for the discharge or defeasance of First Lien Obligations to the extent permitted by the applicable First Lien Documents) unless each other Series of First Lien Obligations concurrently obtains a Lien thereon or such other Series of First Lien Obligations waives their rights under this sentence, and by executing this Agreement (or a Joinder Agreement), each Authorized Representative and the Series of First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Documents applicable to it.

(a)                                 Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Authorized Representative to enforce this Agreement.

(b)                                 Each Authorized Representative agrees to provide reasonable prior notice to the other Authorized Representative of its initial material Enforcement Action.

Section 2.03.                          Payment Over.  Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed in accordance with the provisions of Section 2.01.

Section 2.04.                          Bankruptcy or Liquidation Proceedings.  This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding.

Section 2.05.                          Reinstatement.  In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

Section 2.06.                          Refinancings.  The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any First Lien Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the holders of any such Refinancing indebtedness (or their authorized agent) shall have become a party to this Agreement.

Section 2.07.                          Possessory Collateral Agent as Gratuitous Bailee for Perfection.  ii) The Indenture Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Documents, in each case, subject to the terms and conditions of this Section 2.07.  Pending delivery to the Indenture Agent, each other Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Documents, in each case, subject to the terms and conditions of this Section 2.07.

(a)                                 The duties or responsibilities of the Indenture Agent and each other Authorized Representative under this Section 2.07 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

ARTICLE III

MISCELLANEOUS

Section 3.01.                          Notices.  All notices and other communications provided for herein to the Indenture Agent or the Credit Facility Agent shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

If to the Indenture Agent:

Wells Fargo Bank, National Association

700 Central Parkway

Suite 550

Atlanta, Georgia

Attention: Stefan Victory

Telephone: (770) 551-5117

Telecopier: (770) 551-5118

If to the Credit Facility Agent:

Wells Fargo Bank, National Association

Corporate, Municipal & Escrow Services

625 Marquette Avenue, 11th Floor

MAC: N9311-110

Minneapolis, Minnesota 55402

Attention: Administrator of Titlemax Credit Agreement

Telephone: (612) 667-8968

Telecopier: (612) 667-9825

Electronic Mail:  andrew.j.nyquist@wellsfargo.com.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 3.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 3.01.  As agreed to in writing among the Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 3.02.                          Waivers; Amendment; Joinder Agreements.  iii) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 3.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(a)                                 Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Authorized Representative.

Section 3.03.                          Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

Section 3.04.                          Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 3.05.                          Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 3.06.                          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 3.07.                          Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

Section 3.08.                          Submission to Jurisdiction Waivers; Consent to Service of Process.  Each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in 3.01;

(d)                                 agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 3.08 any special, exemplary, punitive or consequential damages.

Section 3.09.                          WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 3.10.                          Headings.  Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 3.11.                          Conflicts.  In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First Lien Documents, the provisions of this Agreement shall control.

Section 3.12.                          Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another.  None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, and none of the Company or any other Grantor may rely on the terms hereof.  Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

Section 3.13.                          Integration.  This Agreement together with the other First Lien Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor or any First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other First Lien Documents.

Section 3.14.                          Concerning Wells Fargo Bank, National Association.  The parties hereto hereby acknowledge and agree that Wells Fargo Bank, National Association, is entering into this Agreement not in its individual capacity, but solely as the Indenture Agent in its capacity as trustee (the “Trustee”) under the Indenture.  All of the rights, privileges, protections, indemnities and immunities afforded the Trustee pursuant to the Indenture are hereby incorporated herein by reference thereto as if set forth herein in full.  In no event shall the Trustee be liable for any act or omission on the part of any Grantor or the Credit Facility Agent.

Section 3.15.                          Concerning Wells Fargo Bank, National Association as Credit Facility Agent. The parties hereto hereby acknowledge and agree that Wells Fargo Bank, National Association, is entering into this Agreement not in its individual capacity, but solely as the Credit Facility Agent in its capacity as administrative agent and collateral agent (the “Agent”) under the Credit Agreement.  All of the rights, privileges, protections, indemnities and immunities afforded the Agent pursuant to the Credit Agreement are hereby incorporated herein by reference thereto as if set forth herein in full. In no event shall the Agent be liable for any act or omission on the part of any Grantor or the Indenture Agent.

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Credit Facility Agent

By:	/s/ Andrew Nyquist
Name: Andrew Nyquist
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Agent

By:	/s/ Stefan Victory
Name: Stefan Victory
Title: Vice President

ACKNOWLEDGMENT

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement and acknowledges and agrees to the foregoing terms and provisions.  By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

Each of the undersigned acknowledges and agrees that:  (i) although it may sign this Acknowledgment to the Intercreditor Agreement it is not a party thereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of this Acknowledgment to the Intercreditor Agreement and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Credit Facility Agent and the Indenture Agent to effectuate the provisions and purposes of the Intercreditor Agreement.

TMX FINANCE LLC

By:	/s/ Tracy Young
Name: Tracy Young
Title: Manager

THE GRANTORS LISTED ON ANNEX I HERETO (except EquityAuto Loan, LLC)

By:	/s/ Tracy Young
Name: Tracy Young
Title: Chief Executive Officer

EQUITYAUTO LOAN, LLC

By:	/s/ Tracy Young
Name: Tracy Young
Title: Manager

ANNEX I

GRANTORS

TitleMax Finance Corporation

TitleMax Funding, Inc.

TitleMax Financing, Inc.

TitleMax of Alabama, Inc.

TitleMax of Georgia, Inc.

TitleMax of South Carolina, Inc.

TitleMax of Tennessee, Inc.

TitleMax of Missouri, Inc.

TitleMax of Illinois, Inc.

TitleMax of Virginia, Inc.

TitleMax of Mississippi, Inc.

TitleMax of Texas, Inc.

EquityAuto Loan, LLC

AutoCash, Inc.

TitleMax of Arizona, Inc.

TitleMax of Nevada, Inc.

TMX Finance of Florida, Inc.

TMX Credit, Inc.

TMX Finance of Texas, Inc.

TMX Finance of Virginia, Inc.

TMX Finance of Nevada, Inc.

TMX Finance Card Services, Inc.